UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 8, 2016

Liberty Global plc
(Exact Name of Registrant as Specified in Charter)

England and Wales	001-35961	98-1112770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

Griffin House, 161 Hammersmith Rd, London, United Kingdom
W6 8BS
(Address of Principal Executive Office)

+44.208.483.6449 or 303.220.6600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Liberty Global plc ("Liberty Global" or the "Company") is a public limited company organized under the laws of England and Wales. Liberty Global acquired Cable & Wireless Communications Limited ("CWC") in May 2016 and is in the process of integrating CWC with its existing businesses attributed to its LiLAC Group(1). On August 4, 2016, Liberty Global issued a press release announcing its results for the quarter ended June 30, 2016 and provided full-year 2016 rebased Operating Cash Flow(1) ("OCF") growth guidance for its LiLAC Group of 5-7% (including CWC). To provide investors further detail on CWC's contribution to that guidance, the Company expects CWC’s OCF for the second half of 2016 (six months ending December 31, 2016) to be in the range of $460 - $480 million(2) on a U.S. GAAP(3) basis. This OCF generation is likely to be weighted towards the three months ending December 31, 2016, reflecting seasonality in the business and other factors.
CWC is a leading telecommunications operator in substantially all of its consumer markets, which are predominantly located in the Caribbean and Latin America, providing entertainment, information and communication services to 3.7 million mobile, 0.4 million television, 0.6 million internet and 0.8 million telephony subscribers. In addition, CWC delivers B2B services across the region and provides wholesale services over its sub-sea and terrestrial networks that connect over 30 markets.
For more information about Liberty Global and CWC, see the Company's press releases dated August 4, 2016.
Forward-Looking Statements
This information contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements with respect to the Company’s OCF growth and other information and statements that are not historical fact. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. These risks and uncertainties include the factors detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including Liberty Global's most recently filed Form 10-K and Form 10-Q, including risks and uncertainties arising out of the CWC integration process.
These forward-looking statements speak only as of the date of this Current Report on Form 8-K. We expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

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(1)	For the Company's definition of OCF and additional information regarding OCF and Liberty Global's LiLAC Group, see the Liberty Global press release dated August 4, 2016.

(2)
A reconciliation of our OCF guidance for the six months ending December 31, 2016 to a U.S. GAAP measure is not provided as not all elements of the reconciliation are projected as part of our forecasting process.

(3)	Accounting principles generally accepted in the United States are referred to as U.S. GAAP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL PLC

By:	/s/ RANDY L. LAZZELL
Randy L. Lazzell
Vice President

Date: August 8, 2016

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